AMENDED SCHEDULE A
to the
AMENDED AND RESTATED RULE 18F-3
MULTIPLE CLASS PLAN
Dated November 16, 2018

The Trusts’ Funds and Classes that are currently offered are listed below:

Trust	Funds	Class A	Class C	Class Y	Class Z	Institutional Class	Class S
Touchstone Funds Group Trust	Touchstone Active Bond Fund	x	x	x		x
	Touchstone Arbitrage Fund	x	x	x		x
	Touchstone Emerging Markets Small Cap Fund	x	x	x		x
	Touchstone High Yield Fund	x	x	x		x
	Touchstone Merger Arbitrage Fund	x	x	x		x
	Touchstone Mid Cap Fund	x	x	x	x	x
	Touchstone Mid Cap Value Fund	x	x	x		x
	Touchstone Premium Yield Equity Fund	x	x	x
	Touchstone Sands Capital Select Growth Fund	x	x	x	x
	Touchstone Small Cap Fund	x	x	x		x
	Touchstone Small Cap Value Fund	x	x	x		x
	Touchstone Anti-Benchmark International Core Equity Fund			x		x
	Touchstone Anti-Benchmark US Core Equity Fund			x		x
	Touchstone Impact Bond Fund	x	x	x		x
	Touchstone Ultra Short Duration Fixed Income Fund	x	x	x	x	x	x

Trust	Funds	Class A	Class C	Class Y	Institutional Class	Class R6
Touchstone Strategic Trust	Touchstone Dynamic Equity Fund	x	x	x	x
	Touchstone Dynamic Diversified Income Fund	x	x	x
	Touchstone Controlled Growth with Income Fund	x	x	x
	Touchstone Dynamic Global Allocation Fund	x	x	x
	Touchstone Value Fund	x	x	x	x
	Touchstone Focused Fund	x	x	x	x
	Touchstone International Small Cap Fund	x	x	x	x
	Touchstone Growth Opportunities Fund	x	x	x	x
	Touchstone Sustainability and Impact Equity Fund	x	x	x	x
	Touchstone Mid Cap Growth Fund	x	x	x	x
	Touchstone International Value Fund	x	x	x	x
	Touchstone Flexible Income Fund	x	x	x	x
	Touchstone Sands Capital Emerging Markets Growth Fund	x	x	x	x
	Touchstone Large Cap Fund	x	x	x	x
	Touchstone Credit Opportunities Fund	x	x	x	x
	Touchstone Large Cap Growth Fund	x	x	x	x
	Touchstone International Growth Opportunities Fund	x	x	x	x
	Touchstone Ohio Tax-Free Bond Fund	x	x	x	x
	Touchstone Balanced Fund	x	x	x
	Touchstone International Equity Fund	x	x	x	x
	Touchstone Large Cap Focused Fund	x	x	x	x
	Touchstone Small Company Fund	x	x	x	x	x

[Signature page follows]

This Amended Schedule A to the Amended and Restated Rule 18f-3 Multiple Class Plan is executed as of the date first set forth above.

TOUCHSTONE FUNDS GROUP TRUST and TOUCHSTONE STRATEGIC TRUST, each by itself and on behalf of the series listed in this Schedule A

By:	/s/ Terrie A. Wiedenheft

Name:	Terrie A. Wiedenheft
Title:	Treasurer and Controller